                                                                    Exhibit 10.1


                             MINDARROW SYSTEMS, INC.


                          SECURITIES PURCHASE AGREEMENT





                                     , 2002

                                TABLE OF CONTENTS

                                                                                           PAGE
                                                                                           ----
1.      CERTAIN DEFINITIONS..................................................................1
        "ADVISORY AGREEMENT".................................................................1
        "ADVISORY WARRANT"...................................................................1
        "ANCILLARY DOCUMENTS"................................................................1
        "CLOSING"............................................................................1
        "CLOSING DATE".......................................................................1
        "CONSULTING AGREEMENT"...............................................................1
        "CONSULTING WARRANT".................................................................2
        "INITIAL INVESTMENT AMOUNT"..........................................................2
        "INVESTMENT AMOUNT"..................................................................2
        "INVESTORS' RIGHTS AGREEMENT"........................................................2
        "LEAD INVESTOR"......................................................................2
        "MATERIAL ADVERSE EFFECT"............................................................2
        "REGISTRATION RIGHTS AGREEMENT"......................................................2
        "RE-SET WARRANTS"....................................................................2
        "SECOND INVESTMENT AMOUNT"...........................................................2
        "SHARES".............................................................................2
        "STOCK OPTION PLAN"..................................................................2
        "WARRANTS"...........................................................................2

2.      PURCHASE AND SALE OF SHARES..........................................................3
        2.1    Generally.....................................................................3
        2.2    Number of Closing Shares; Form of Payment; Closing Dates......................3

3.      THE PURCHASER'S REPRESENTATIONS AND WARRANTIES.......................................4
        3.1    Purchase for Own Account......................................................4
        3.2    Information...................................................................4
        3.3    Governmental Review...........................................................4
        3.4    Authorization; Enforcement....................................................4
        3.5    Transfer or Resale............................................................5
        3.6    Legends.......................................................................5
        3.7    Investor Status...............................................................5
        3.8    No Brokers....................................................................5

4.      REPRESENTATIONS AND WARRANTIES OF THE COMPANY........................................5
        4.1    Organization and Qualification................................................6
        4.2    Authorization; Enforcement....................................................6
        4.3    Capitalization................................................................6
        4.4    Issuance of Shares and Warrants...............................................6
        4.5    No Conflicts..................................................................7
        4.6    SEC Documents; Financial Statements...........................................7
        4.7    Absence of Certain Changes....................................................8

        4.8    Absence of Litigation.........................................................8
        4.9    No Brokers....................................................................8
        4.10   No General Solicitation.......................................................8
        4.11   Securities Laws...............................................................8
        4.12   Form S-3 Eligibility..........................................................9
        4.13   Management Incentivization....................................................9
        4.14   Directors and Officers Insurance..............................................9
        4.15   Proprietary Information and Inventions........................................9
        4.16   Key Person Life Insurance.....................................................9
        4.17   Disclosure....................................................................9

5.      COVENANTS...........................................................................10
        5.1    Satisfaction of Conditions...................................................10
        5.2    Form D; Blue Sky Laws........................................................10
        5.3    Reporting Status.............................................................10
        5.4    Use of Proceeds..............................................................10
        5.5    Expenses.....................................................................10
        5.6    Financial Information........................................................11
        5.7    Reservation of Shares........................................................11
        5.8    Reservation of Warrant Shares................................................11
        5.9    Listing......................................................................11
        5.10   Preferred Stock Conversion...................................................11
        5.11   Key Person Insurance.........................................................11
        5.12   Proprietary Information and Inventions.......................................11
        5.13   Directors and Officers Insurance.............................................12
        5.14   Future Common Stock Purchases................................................12
        5.15   Indemnification Certificate of Incorporation and Bylaws......................12

6.      CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL......................................12
        6.1    Execution of Documents.......................................................12
        6.2    Payment of Investment Amount.................................................12
        6.3    Representations and Warranties and Performance...............................12
        6.4    No Prohibition...............................................................13

7.      CONDITIONS TO EACH PURCHASER'S OBLIGATION TO PURCHASE SHARES........................13
        7.1    Execution of Documents.......................................................13
        7.2    Common Stock.................................................................13
        7.3    Warrants.....................................................................13
        7.4    Listing......................................................................13
        7.5    Representations and Warranties and Performance...............................13
        7.6    Compliance Certificate.......................................................13
        7.7    No Prohibition...............................................................14
        7.8    Opinion of Company Counsel...................................................14
        7.9    No Material Adverse Effect...................................................14
        7.10   Payment of Lead Investor's Counsel...........................................14

        7.11   Preferred Stock Conversion...................................................14
        7.12   Directors....................................................................14
        7.13   Shareholder Approval.........................................................14

8.      MISCELLANEOUS.......................................................................14
        8.1    Governing Law................................................................14
        8.2    Counterparts.................................................................15
        8.3    Headings.....................................................................15
        8.4    Severability.................................................................15
        8.5    Entire Agreement; Amendments; Waiver.........................................15
        8.6    Notices......................................................................15
        8.7    Successors and Assigns.......................................................16
        8.8    Third Party Beneficiaries....................................................17
        8.9    Survival.....................................................................17
        8.10   Further Assurances...........................................................17
        8.11   Termination..................................................................17
        8.12   Joint Participation in Drafting..............................................17
        8.13   Equitable Relief.............................................................17
        8.14   Determinations...............................................................17
        8.15   Arbitration..................................................................18
        8.16   WAIVER OF TRIAL BY JURY......................................................18


EXHIBITS
--------

A.      Registration Rights Agreement
B.      Investors' Rights Agreement
C.      Re-Set Warrants
D.      Advisory Agreement
E.      Advisory Warrant
F.      Consulting Agreement
G.      Consulting Warrant
H.      Compliance Certificate
I.      Opinion of Morrison & Foerster

                          SECURITIES PURCHASE AGREEMENT


        SECURITIES PURCHASE AGREEMENT (this "AGREEMENT"), dated as of __________, 2002, by and among MINDARROW SYSTEMS, INC., a corporation organized under the laws of the State of Delaware (the "COMPANY"), and the purchasers (the "PURCHASERS") set forth on the execution pages hereof (the "EXECUTION PAGES").

        WHEREAS:

        A. The Company and each Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("REGULATION D"), as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "SECURITIES ACT").

        B. Each Purchaser desires to purchase, severally and not jointly, subject to the terms and conditions stated in this Agreement, shares of the Company's common stock, $0.001 par value (the "COMMON STOCK").

        C. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering the Ancillary Documents and the Company is issuing the Warrants.

        NOW, THEREFORE, the Company and the Purchasers hereby agree as follows:

        1.     CERTAIN DEFINITIONS.

               For purposes of this Agreement, the following terms shall have the meanings ascribed to them as provided below:

               "ADVISORY AGREEMENT" shall mean the Advisory Agreement between the Company and the Lead Investor in the form attached hereto as Exhibit D.

               "ADVISORY WARRANT" shall mean the Advisory Warrant issued by the Company to the Lead Investor in the form attached hereto as Exhibit E for the purchase up to 1,500,000 shares of Common Stock as compensation for services rendered and to be rendered by the Lead Investor in connection with the Advisory Agreement of even date herewith.

               "ANCILLARY DOCUMENTS" shall mean the Registration Rights Agreement, the Investors' Rights Agreement, the Advisory Agreement and the Consulting Agreement.

               "CLOSING" shall mean the Initial Closing and the Second Closing.

               "CLOSING DATE" shall mean the Initial Closing Date and the Second Closing Date.

               "CONSULTING AGREEMENT" shall mean the Strategic Consulting Agreement between the Company and the Lead Investor in the form attached hereto as Exhibit F.

               "CONSULTING WARRANT" shall mean the Strategic Consulting Warrant issued by the Company to the Lead Investor in the form attached hereto as Exhibit G to purchase up to 6,000,000 shares of Common Stock as compensation for services rendered and to be rendered by the Lead Investor in connection with the Consulting Agreement of even date herewith.

               "INITIAL INVESTMENT AMOUNT" shall mean the dollar amount to be invested in the Company at the Initial Closing pursuant to this Agreement by a Purchaser, as set forth on the Execution Page hereto executed by such Purchaser.

               "INVESTMENT AMOUNT" shall mean the Initial Investment Amount and the Second Investment Amount.

               "INVESTORS' RIGHTS AGREEMENT" shall mean the Investors' Rights Agreement by and among the Company and the Purchasers in the form attached hereto as Exhibit B.

               "LEAD INVESTOR" shall mean East-West Capital Associates, Inc.

               "MATERIAL ADVERSE EFFECT" shall mean any change or effect that either individually or in the aggregate shall have an adverse effect on (i) the Common Stock, as to the Initial Closing only, (ii) the ability of the Company to perform its obligations hereunder (including the issuance of the Shares and the Warrants) or under the Ancillary Documents or (iii) the business, operations, properties or financial condition of the Company and its subsidiaries, taken as a whole, that is material to the Company or the business of the Company.

               "REGISTRATION RIGHTS AGREEMENT" shall mean the Common Stock Registration Rights Agreement by and among the Company and the Purchasers in the form attached hereto as Exhibit A.

               "RE-SET WARRANTS" shall mean the Re-Set Warrants issued by the Company to the Purchasers in the form attached hereto as Exhibit C for the purchase of up to 2,500,000 shares of Common Stock, based upon one (1) Re-Set Warrant for every four (4) Shares issued and sold.

               "SECOND INVESTMENT AMOUNT" shall mean the dollar amount to be invested in the Company at the Second Closing pursuant to this Agreement by a Purchaser, as set forth on the Execution Page hereto executed by such Purchaser.

               "SHARES" means the shares of Common Stock to be issued and sold by the Company and purchased by the Purchasers at each Closing.

               "STOCK OPTION PLAN" means the Company's 1999 Stock Option Plan and the Company's 2000 Stock Incentive Plan.

               "WARRANTS" shall mean the Re-Set Warrants, the Advisory Warrant and the Consulting Warrant.

        2.     PURCHASE AND SALE OF SHARES.

               2.1 Generally. Except as otherwise provided in this Section 2 and subject to the satisfaction (or waiver) of the conditions set forth in Section 6 and Section 7 below, Purchasers, in the aggregate, shall purchase a total of 7,500,000 Shares for an aggregate Investment Amount of $3,000,000, at the Initial Closing (defined below), the Purchasers, in the aggregate, shall purchase a total of 4,400,000 Shares for an aggregate Initial Investment Amount of $1,760,000, and at the Second Closing (defined below), the Purchasers, in the aggregate, shall purchase a total of 3,100,000 for an aggregated Second Investment Amount of $1,240,000; provided, however, that each Purchaser shall purchase only the number of Shares determined as provided in this Section 2, and the Company shall issue and sell such number of Shares to each Purchaser for such Purchaser's Investment Amount as provided below. The Company's agreement with each of the Purchasers is a separate agreement, and the sale of the Shares to each of the Purchasers is a separate sale.

               2.2 Number of Closing Shares; Form of Payment; Closing Dates.

                   (a) On the Initial Closing Date and the Second Closing Date, the Company shall sell and each Purchaser shall buy the number of Shares as is equal to the quotient of such Purchaser's Initial Investment Amount and the Second Investment Amount, respectively, divided by $0.40. On each Closing Date, each Purchaser shall pay the Company an amount equal to such Purchaser's respective Investment Amount.

                   (b) On each Closing Date, each Purchaser shall pay its respective Investment Amount by wire transfer to the Company, in accordance with the Company's written wiring instructions against delivery of certificates representing the Shares being purchased by such Purchaser, and the Company shall deliver such Shares against delivery of such Purchaser's respective Investment Amount.

                   (c) Subject to the satisfaction (or waiver) of the conditions thereto set forth in Section 6 and Section 7 below, the date and time of the sale of the Shares pursuant to this Agreement (the "INITIAL CLOSING") shall be 9:00 a.m. on June 5, 2002 or such other date or time as the Lead Investor and the Company may mutually agree ("INITIAL CLOSING DATE"). The Initial Closing shall occur at the Los Angeles offices of Buchalter, Nemer, Fields & Younger, P.C. or at such other place as Lead Investor and the Company may otherwise mutually agree.

                   (d) Subject to the satisfaction (or waiver) of the conditions thereto set forth in Section 6 and Section 7 below, the date and time of the sale of the Shares pursuant to this Agreement (the "SECOND CLOSING") shall be on such date and time after the number of shares of Common Stock and the related Warrants have been approved for issuance at the Second Closing by the Company's shareholders and as the Lead Investor and the Company may mutually agree ("SECOND CLOSING DATE"). The Second Closing shall occur at the Los Angeles offices of Buchalter, Nemer, Fields & Younger, P.C. or at such other place as Lead Investor and the Company may otherwise mutually agree.

                   (e) On or prior to the each Closing, the Company shall have authorized the issuance of the Advisory Warrant and the Consulting Warrant to the Lead Investor and the issuance of the Re-Set Warrants to the Purchasers in the amounts set forth in Annex I attached hereto.

        3. THE PURCHASER'S REPRESENTATIONS AND WARRANTIES.

               Each Purchaser severally and not jointly represents and warrants to the Company as follows:

               3.1 Purchase for Own Account. The Purchaser is purchasing the Shares for the Purchaser's own account and not with a present view towards the distribution thereof. The Purchaser understands that the Purchaser must bear the economic risk of this investment indefinitely, unless the Shares are registered pursuant to the Securities Act and any applicable state securities or blue sky laws or an exemption from such registration is available, and that the Company has no present intention of registering any such Shares other than as contemplated by the Registration Rights Agreement. Notwithstanding anything in this Section 3.1 to the contrary, by making the foregoing representation, the Purchaser does not agree to hold the Shares for any minimum or other specific term and reserves the right to dispose of the Shares at any time in accordance with or pursuant to a registration statement or an exemption from registration under the Securities Act and any applicable state securities laws; provided, that in the case of any transfer of the Shares pursuant to an exemption, such transfer is made in accordance with the provisions of Section 3.5.

               3.2 Information. The Purchaser has been furnished all materials (excluding any material nonpublic information) relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Shares that have been requested by the Purchaser. The Purchaser has been afforded the opportunity to ask questions of the Company and has received what the Purchaser believes to be satisfactory answers to any such inquiries. The Purchaser understands that its investment in the Shares involves a high degree of risk. Neither such inquiries nor any other due diligence investigation conducted by the Lead Investor or its counsel or any of Purchasers' representatives shall modify, amend or affect the Purchasers' right to rely on the Company's representations and warranties contained in Section 4 below.

               3.3 Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares.

               3.4 Authorization; Enforcement. The Purchaser has the requisite power and authority to enter into and perform its obligations under this Agreement and to purchase the Shares in accordance with the terms hereof. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Purchaser and is a valid and binding agreement of the Purchaser enforceable against the Purchaser in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

               3.5 Transfer or Resale. The Purchaser understands that except as provided in the Registration Rights Agreement, the Shares have not been and are not being registered under the Securities Act or any state securities laws, and may not be transferred unless (a) subsequently registered thereunder, or (b) the Purchaser shall have delivered to the Company an opinion of counsel reasonably acceptable to the Company (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Shares to be sold or transferred may be sold or transferred under an exemption from such registration.

               3.6 Legends. The Purchaser understands that until such time as the Shares have been registered under the Securities Act as contemplated by the Registration Rights Agreement or otherwise may be sold by the Purchaser under Rule 144, the certificates for the Shares may bear a restrictive legend in substantially the following form:

                   The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state of the United States. The securities represented hereby may not be offered or sold in the absence of an effective registration statement for the securities under applicable securities laws unless offered, sold or transferred under an available exemption from the registration requirements of those laws.

                   The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Share upon which it is stamped, if (a) the sale of such Share is registered under the Securities Act or (b) in connection with the resale of such Security, such holder provides the Company with an opinion of counsel reasonably acceptable to the Company, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act or (c) such holder provides the Company with reasonable assurances that such Security can be sold under Rule 144(k).

               3.7 Investor Status. The Purchaser is an "ACCREDITED INVESTOR" within the meaning of Rule 501 of Regulation D under the Securities Act. In the normal course of its business, the Purchaser invests in or purchases securities similar to the Shares and it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of purchasing the Shares.

               3.8 No Brokers. No Purchaser has engaged any person to which or to whom commissions, finder's fees, financial advisory fees or similar payments are or will become due in connection with this Agreement or the transaction contemplated hereby other than the Lead Investor as set forth herein.

        4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

               The Company represents and warrants to each Purchaser as follows:

               4.1 Organization and Qualification. The Company is a corporation duly organized and existing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect.

               4.2 Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the Ancillary Documents and to issue and sell the Shares, the Exclusivity Warrant and the Warrants in accordance with the terms hereof; (ii) the execution, delivery and performance of this Agreement and the Ancillary Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the reservation for issuance and issuance of the Shares, the Exclusivity Warrant and the Warrants), have been duly authorized by the Company's Board of Directors and, except for the Second Closing where shareholder approval is required, no further consent or authorization of the Company, its Board of Directors or its shareholders is required; (iii) this Agreement has been duly executed and delivered by the Company; and (iv) this Agreement constitutes, and, upon execution and delivery by the Company and the other parties thereto, the Ancillary Documents will constitute, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and (ii) to the extent the indemnification provisions contained in the Registration Rights Agreement may be limited by applicable federal or state securities laws.

               4.3 Capitalization. The capitalization of the Company as of the date hereof is set forth on Schedule 4.3, including the authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Stock Option Plan, the number of shares issuable and reserved for issuance pursuant to securities exercisable for, or convertible into or exchangeable for any shares of capital stock. Beginning in May 2002, the Company has made available to the Lead Investor Due Diligence Binders which include true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof ("CERTIFICATE OF INCORPORATION"), the Company's By-laws as in effect on the date hereof (the "BY-LAWS") and all other instruments and agreements (or forms thereof) governing securities convertible into or exercisable or exchangeable for capital stock of the Company.

               4.4 Issuance of Shares and Warrants. The Shares are duly authorized and when issued and paid for in accordance with the terms hereof, will be validly issued, fully paid and non-assessable, and free from all , liens, claims and encumbrances (other than those created by or imposed upon the holders thereof through no action of, or event or circumstance relating to, the Company) and will not be subject to preemptive rights or other similar rights of shareholders of the Company. The Common Stock issuable upon exercise of the Warrants issued under this Agreement and the Exclusivity Warrant issued pursuant to the Term Sheet dated May 10, 2002 between the Company and the Lead Investor has been duly and validly reserved for issuances and upon issuance in accordance with the terms of the Warrants and the Exclusivity

Warrant, will be validly issued, fully paid and non-assessable, and free from all , liens, claims and encumbrances (other than those created by or imposed upon the holders thereof through no action of, or event or circumstance relating to, the Company) and will not be subject to preemptive rights or other similar rights of shareholders of the Company.

               4.5 No Conflicts. The execution, delivery and performance of this Agreement and the Ancillary Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the reservation for issuance and issuance of the Shares and the Warrants) will not (i) conflict with or result in a violation of the Certificate of Incorporation or By-laws or (ii) conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument to which the Company is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including (assuming the accuracy of the representations and warranties of the Purchasers) the United States federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected (except, with respect to clause (ii), for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Except as specifically contemplated by this Agreement and as required under the Securities Act, any applicable state securities laws and the rules and regulations of Nasdaq and assuming the accuracy of the representations and warranties of the Purchasers, the Company is not required to obtain any consent, approval, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement (including without limitation the issuance and sale of the Shares and the Warrants as provided hereby) or the Ancillary Documents, in each case in accordance with the terms hereof or thereof. The Company has received a notice of disqualification relating to its stock price as disclosed in the Form 10-Q for the period ended March 31, 2002, however the Company shall use its reasonable best efforts to maintain its listing on The Nasdaq SmallCap Market.

               4.6 SEC Documents; Financial Statements. Since August 18, 2000, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and has filed all registration statements and other documents required to be filed by it with the SEC pursuant to the Securities Act (all of the foregoing filed prior to the date hereof, and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to herein as the "SEC DOCUMENTS"). The Company has filed via the SEC's Electronic Data Gathering, Analysis and Retrieval (EDGAR) system true and complete copies of the SEC Documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Any statements made in any such SEC Documents that are or were required to be updated or amended under applicable law have been so updated or amended. As of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments). Except as set forth in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such SEC Documents and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such SEC Documents, which liabilities and obligations referred to in clauses (i) and (ii), individually or in the aggregate, would not have a Material Adverse Effect.

               4.7 Absence of Certain Changes. Except as disclosed in the SEC Documents, since May 15, 2002 there has been no change or development which individually or in the aggregate has had a Material Adverse Effect.

               4.8 Absence of Litigation. Except as disclosed in the SEC Documents and as set forth on Schedule 4.8 hereto, there is no action, suit, proceeding, inquiry or investigation before or by any court, arbitrator, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company, or any of their directors or officers in their capacities as such which would be reasonably likely to have a Material Adverse Effect. There is no action, suit, proceeding or investigation by the Company currently pending or that the Company intends to initiate.

               4.9 No Brokers. Except as set forth in Schedule 4.9 hereto, the Company has not engaged any person to which or to whom brokerage commissions, finder's fees, financial advisory fees or similar payments are or will become due in connection with this Agreement or the transactions contemplated hereby other than the Lead Investor as set forth herein.

               4.10 No General Solicitation. Neither the Company nor any person participating on the Company's behalf in the transactions contemplated hereby has conducted any "general solicitation" or "general advertising" as such terms are used in Regulation D, with respect to any of the Shares being offered hereby.

               4.11 Securities Laws. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration of the Shares being offered hereby under the Securities Act or cause this offering of Shares to be integrated with any prior offering of securities of the Company for purposes of the

Securities Act. Notwithstanding the foregoing, it is the Company's best belief and knowledge that there will be no integration of the conversion of the preferred stock with the offering of the Shares under the Securities Act. Assuming the truth and accuracy of the representations and warranties of the Purchasers set forth in Section 3 of this Agreement, the Purchasers will not be statutory underwriters within the meaning of Section 2(a) 11 of the Securities Act, assuming that the Purchasers take no future action inconsistent which such status.

               4.12 Form S-3 Eligibility. The Company is currently eligible to register the resale of its Common Stock on a registration statement on Form S-3 under the Securities Act. The Company is not aware of any facts or circumstances (including without limitation any required approvals or waivers or any circumstances that may delay or prevent the obtaining of accountant's consents) that would prohibit or delay the preparation and filing of a registration statement on Form S-3 with respect to the Registrable Shares (as defined in the Registration Rights Agreement).

               4.13 Management Incentivization. The Company's Board of Directors has authorized and reserved for issuance under the Stock Option Plan an aggregate of 7,987,500 shares of Common Stock available for grant to management and employees (including an increase of 3,500,000 shares authorized by the Board of Directors in May 2002). The increase of 3,500,000 shares is subject to approval of the Company's stockholders.

               4.14 Directors and Officers Insurance. The Company has obtained directors and officers liability insurance ("D&O INSURANCE") in the amount of $2,000,000 with Admiral Insurance Co. identified as binder number 002599 and prior to the Second Closing will obtain a binder satisfactory to the Lead Investor increasing the coverage amount up to $5,000,000.

               4.15 Proprietary Information and Inventions. Each officer, key employee and key consultant of the Company (listed on Schedule 4.15) has entered into the proprietary information and assignment of inventions agreement, substantially in the form provided to Lead Investor, granting all rights in proprietary information and inventions to the Company. The Company is not aware that any of its employees, officers or consultants are in violation thereof.

               4.16 Key Person Life Insurance. Before the Initial Closing Date, the Company shall have applied for a term life insurance policy in the face amount of $1,000,000 as to Robert Webber, Chief Executive Officer of the Company, with proceeds payable to the Company, and, before the Second Closing, the Company shall obtain and maintain such term life insurance policy. The Company shall otherwise maintain life insurance policies on such other key officers and in such amounts as the Board of Directors may determine, with the proceeds of such insurance payable to the Company.

               4.17 Disclosure. The information provided to the Lead Investor has not excluded any material facts relating to its assets, business, operations or financial condition of the Company. To the best of the Company's knowledge, no representation or warranty included in the Agreement or in any Exhibit or Schedule hereto contains any untrue statement of a material fact or omits to state any material fact required to be stated herein or necessary to make the statements herein not misleading; and there is no fact that has not been disclosed to the Lead

Investor of which any officer or director of the Company is aware that has resulted or could reasonably be expected to result in a Material Adverse Effect.

        5. COVENANTS.

               5.1 Satisfaction of Conditions. The parties shall use their commercially reasonable best efforts to satisfy in a timely manner each of the conditions set forth in Section 6 and Section 7 of this Agreement.

               5.2 Form D; Blue Sky Laws. The Company agrees to file a Form D with respect to the Shares as required under Regulation D and to provide a copy thereof to each Purchaser promptly after such filing. The Company shall, on or before each Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Shares for sale to the Purchasers pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States or obtain exemption therefrom.

               5.3 Reporting Status. So long as a Purchaser beneficially owns any Shares or has the right to acquire any Shares pursuant to this Agreement and with a view to making available to the Purchasers the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Purchasers to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

                   (a) file with the SEC in a timely manner and make and keep available all reports and other documents required of the Company under the Securities Act and the Exchange Act and the filing and availability of such reports and other documents as is required for the applicable provisions of Rule 144; and

                   (b) furnish to each Purchaser, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Purchasers to sell such securities pursuant to Rule 144 without registration.

               5.4 Use of Proceeds. The Company shall use the net proceeds from the sale of the Shares for general working capital purposes in support of the growth requirements of the Company. In no event shall the Company use such net proceeds to repurchase any outstanding securities of the Company.

               5.5 Expenses. At each Closing, the Company will reimburse Purchasers for the reasonable and documented legal fees, expenses and due diligence expenses incurred in connection with the negotiation, preparation, execution and delivery of this Agreement, the Ancillary Documents, the Warrants and other agreements to be executed in connection herewith by Buchalter, Nemer, Fields & Younger, P.C., ("LEAD INVESTOR'S COUNSEL"). Lead Investor's legal fees shall not exceed $55,000 for both the Initial Closing and the Second Closing without the written consent of the Company.

               5.6 Financial Information. So long as Purchaser beneficially owns any Shares or has the right to acquire any Shares pursuant to this Agreement, and upon request by such Purchaser, the Company agrees to send to each Purchaser, within ten days after the filing with the SEC, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, its proxy and information statements and any Current Reports on Form 8-K.

               5.7 Reservation of Shares. The Company has and shall at all times have authorized and reserved for the purpose of issuance a sufficient number of shares of Common Stock to provide for the issuance of the Shares as provided in
Section 2 hereof. The Company shall not reduce the number of shares of Common Stock reserved for issuance under this Agreement or the Registration Rights Agreement, without the consent of the Lead Investor.

               5.8 Reservation of Warrant Shares. The Company shall at all times reserve and keep available and free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock, for the purpose of enabling it to satisfy any obligations to issue shares of Common Stock upon exercise of the Exclusivity Warrant and the Warrants while the Exclusivity Warrant and the Warrants shall remain outstanding. The Company, or, if appointed, the transfer agent for the Common Stock and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares of Common Stock that shall be required for such purposes.

               5.9 Listing. Immediately following each Closing Date, the Company will apply for the listing of the Shares and, upon exercise, the shares of Common Stock underlying the Exclusivity Warrant and the Warrants, in each case, upon each national securities exchange and automated quotation system, if any, upon which shares of Common Stock are then listed or quoted and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Shares and, upon exercise, the shares of Common Stock underlying the Exclusivity Warrant and the Warrants, from time to time issuable hereunder. The Company shall use its commercially reasonable best efforts to include its shares of Common Stock in The Nasdaq Small Cap Market at the earliest practical date and, in any event, by the date the first registration statement covering the resale of the Shares and, upon exercise, the shares of Common Stock underlying the Exclusivity Warrant and the Warrants is declared effective by the Securities and Exchange Commission and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of The Nasdaq Stock Market.

               5.10 Preferred Stock Conversion. Simultaneous with the Initial Closing, the Company will insure that all holders of the Company's Series B Preferred Stock and Series C Preferred Stock (the "PREFERRED STOCK") shall convert their Preferred Stock into Common Stock. Immediately after the Initial Closing, there shall be no shares of Preferred Stock outstanding.

               5.11 Key Person Insurance. The Company agrees to maintain the Key Person Insurance as set forth in Section 4.16.

               5.12 Proprietary Information and Inventions. The Company agrees to continue requiring each officer, key employee and key consultant of the Company to enter into a proprietary information and assignment of inventions agreement granting all rights in proprietary information and inventions to the Company.

               5.13 Directors and Officers Insurance. The Company agrees to maintain its D&O Insurance for at least the amount of coverage as set forth in
Section 4.14.

               5.14 Future Common Stock Purchases. The Lead Investor agrees to buy one (1) additional share of Common Stock for every three (3) shares of Common Stock (the "DEMAND SHARES") originally purchased by the Purchasers under this Agreement at a purchase price of $.40 per share upon a written demand (the "DEMAND") from the Company that is authorized by a resolution passed by a majority of the Board of Directors. The Board of Directors requesting the Demand must include the two directors representing the Lead Investor as set forth in
Section 3.3 of the Investors' Rights Agreement and Section 7.12 in this Agreement. The purchase of the Demand Shares by the Lead Investor, or assignees of the Lead Investor, is conditioned upon shareholder approval of the issuance of the Demand Shares. The Lead Investor agrees to purchase Demand Shares within the later of: (i) 30 days of receipt of the Demand by the Lead Investor or (ii) ten (10) days after shareholder approval. The Demand may be used once and must be received by the Lead Investor within 90 days after the Initial Closing. The Demand may be for the Lead Investor to purchase a lesser number of Demand Shares than the maximum number of Demand Shares allowed under this Section. Any sale of the Demand Shares shall be upon the same terms and conditions as those contained in this Agreement and subject to the execution and delivery of a securities purchase agreement substantially similar in form to this Agreement.

               5.15 Indemnification Certificate of Incorporation and Bylaws. The Certificate of Incorporation and Bylaws of the Company will at all times require the Company to indemnify its directors to the full extent permitted by applicable law.

        6. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

               The obligation of the Company hereunder to issue and sell Shares to a Purchaser at each Closing hereunder is subject to the satisfaction, at or before each Closing Date, of each of the following conditions thereto; provided, however, that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

               6.1 Execution of Documents. The applicable Purchaser shall have executed the signature page to this Agreement and each of the Ancillary Documents to which such Purchaser is intended to be a party, and delivered the same to the Company.

               6.2 Payment of Investment Amount. The applicable Purchaser shall have delivered such Purchaser's Investment Amount in accordance with Section 2.2 above.

               6.3 Representations and Warranties and Performance. The representations and warranties of the applicable Purchaser shall be true and correct in all material respects as of the date when made and as of each Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and the applicable Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement and the Ancillary Documents to be performed, satisfied or complied with by the applicable Purchaser at or prior to each Closing Date.

               6.4 No Prohibition. No statute, rule, regulation, executive order, decree, ruling, injunction, action, proceeding or interpretation shall have been enacted, entered, promulgated, endorsed or adopted by any court or governmental authority of competent jurisdiction or any self-regulatory organization, or the staff of any thereof, having authority over the matters contemplated hereby which questions the validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.

        7. CONDITIONS TO EACH PURCHASER'S OBLIGATION TO PURCHASE SHARES.

               The obligation of each Purchaser hereunder to purchase Shares to be purchased by it hereunder is subject to the satisfaction, at or before each Closing Date, of each of the following conditions, provided that these conditions are for such Purchaser's sole benefit and may be waived by such Purchaser at any time in such Purchaser's sole discretion:

               7.1 Execution of Documents. The Company shall have executed the signature pages to this Agreement and the Ancillary Documents, and delivered the same to the Purchaser.

               7.2 Common Stock. The Company shall have duly issued and delivered to the Lead Investor certificates for each Purchaser representing the number of Shares as provided in Section 2.2 above.

               7.3 Warrants. The Company shall have duly issued and delivered the Advisory Warrants and the Consulting Warrant to the Lead Investor and the Re-Set Warrants to the Purchasers.

               7.4 Listing. The Company shall have prepared the Notification Form for Listing of Additional Shares for The Nasdaq Small Cap Market and shall not be aware of any facts or circumstances based on which the Shares would not be authorized for quotation on The Nasdaq Stock Market.

               7.5 Representations and Warranties and Performance. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of each Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement and the Ancillary Documents to be performed, satisfied or complied with by the Company at or prior to each Closing Date.

               7.6 Compliance Certificate. The Chief Executive Officer or the Chief Financial Officer of the Company shall deliver to the Purchasers at each Closing a Compliance

Certificate in the form attached hereto as Exhibit H, stating that the conditions specified in Section 7.5 have been fulfilled.

               7.7 No Prohibition. No statute, rule, regulation, executive order, decree, ruling, injunction, action, proceeding or interpretation shall have been enacted, entered, promulgated, endorsed or adopted by any court or governmental authority of competent jurisdiction or any self-regulatory organization, or the staff of any thereof, having authority over the matters contemplated hereby which questions the validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.

               7.8 Opinion of Company Counsel. The Purchaser shall have received an opinion of Morrison & Foerster LLP, the Company's counsel, dated as of each Closing Date, relating to the matters set forth in Exhibit I attached hereto.

               7.9 No Material Adverse Effect. From the date of this Agreement through each Closing Date, there shall not have occurred any Material Adverse Effect.

               7.10 Payment of Lead Investor's Counsel. Receipt by Lead Investor's Counsel of a payment in such amount as Lead Investor may request pursuant to and in accordance with Section 5.5.

               7.11 Preferred Stock Conversion. Simultaneous with the Initial Closing, all of the Company's Series B Preferred Stock and Series C Preferred Stock shall be converted into Common Stock. Immediately after the Initial Closing, there shall be no shares of Preferred Stock outstanding.

               7.12 Directors. Immediately after the Initial Closing and as a condition to the Second Closing, one director shall resign, and the Board of Directors shall appoint Merv Adelson and another nominee of the Lead Investor to fill the two vacancies on the Board of Directors until the next annual meeting. Before the Second Closing, the Company must also comply with and meet the requirements of Section 3.3 of the Investors' Rights Agreement.

               7.13 Shareholder Approval. Before the Second Closing, the Company shall seek and obtain shareholder approval for the issuance of the remaining Shares, the Demand Shares, and the issuance of the Warrants in the amounts set forth in Annex I. The Company shall use its reasonable best efforts to promptly give notice to the shareholders and hold a special meeting of shareholders for the purpose of obtaining approval for the issuance of such Shares, Demand Shares, and Warrants and the Company's Board of Directors shall recommend to the Company's shareholders a favorable vote on such matters.

        8. MISCELLANEOUS.

               8.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of law.

               8.2 Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the manually executed Execution Page(s) hereof to be physically delivered to the other party within five (5) days of the execution hereof.

               8.3 Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

               8.4 Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

               8.5 Entire Agreement; Amendments; Waiver. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchasers make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the Company and, by the Lead Investor, on behalf of the Purchasers, as provided in Section 8.14 hereof. Notwithstanding the preceding sentence, the parties hereto recognize that certain amendments may be requested by the Nasdaq Trading and Market Services in order that the Shares issued hereunder and shares of Common Stock issued upon exercise of the Exclusivity Warrant and the Warrants be accepted for listing on The Nasdaq Small Cap Market and agree that approval for such amendments shall be given. Any waiver by the Lead Investor, on the one hand, or the Company, on the other hand, of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision of or any breach of any other provision of this Agreement. The failure of the Lead Investor, on behalf of the Purchasers, on the one hand, or the Company, on the other hand to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

               8.6 Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

               If to the Company:

                      MindArrow Systems, Inc.
                      2120 Main Street, Suite 200
                      Huntington Beach, California 92648
                      Telephone:    (714) 536-6200
                      Facsimile:    (714) 536-6280
                      Attention:    Robert Webber

               With a copy to:

                      Morrison & Foerster LLP
                      555 West 5th Street, Suite 3500
                      Los Angeles, CA  90013
                      Telephone:    (213) 892-5200
                      Facsimile:    (213) 892-5454
                      Attention:    Allen Z. Sussman, Esq.


               If to the Lead Investor:

                      East-West Capital Associates, Inc.
                      10900 Wilshire Blvd., Ste. #950
                      Los Angeles, California  90024
                      Telephone:    (310) 209-6157
                      Facsimile:    (310) 209-6160
                      Attention:    Ravin Agrawal

               With a copy to:

                      Buchalter, Nemer, Fields & Younger, P.C.
                      601 S. Figueroa Street
                      Los Angeles, California  90017
                      Telephone:    (213) 891-5130
                      Facsimile:    (213) 896-0400
                      Attention:    Stuart Buchalter

Each party hereto may from time to time change its address or facsimile number for notices under this Section 8.6 by giving at least ten (10) days' prior written notice of such changed address or facsimile number, in the case of the Purchasers to the Company, and in the case of the Company to all of the Purchasers.

               8.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their permitted successors and assigns.

               8.8 Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by any other person.

               8.9 Survival. The representations and warranties of the Company and the agreements and covenants of the Company shall survive each Closing notwithstanding any due diligence investigation conducted by or on behalf of the Lead Investor or the Purchasers. Moreover, none of the representations and warranties made by the Company herein shall act as a waiver of any rights or remedies a Purchaser may have under applicable federal or state securities laws.

               8.10 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

               8.11 Termination. In the event that the Initial Closing Date shall not have occurred on or before June 14, 2002 and the Second Closing Date shall not have occurred on or before July 31, 2002, unless the parties agree otherwise, this Agreement shall terminate at the close of business on such date. Notwithstanding any termination of this Agreement, any party not in breach of this Agreement shall preserve all rights and remedies it may have against another party hereto for a breach of this Agreement prior to or relating to the termination hereof.

               8.12 Joint Participation in Drafting. Each party to this Agreement has participated in the negotiation and drafting of this Agreement and the Ancillary Documents. As such, the language used herein and therein shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party to this Agreement or the Ancillary Documents.

               8.13 Equitable Relief. Each party acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the other parties by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, each party acknowledges that the remedy at law for a breach of its obligations hereunder will be inadequate and agrees, in the event of a breach or threatened breach by such party of the provisions of this Agreement, that the other parties shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

               8.14 Determinations. Other than amendments as to Investment Amounts, all consents, approvals and other determinations to be made by the Purchasers pursuant to this Agreement and all waivers and amendments to or of any provisions in this Agreement prior to the Initial Closing Date to be binding upon a Purchaser shall be made by the Lead Investor and except as otherwise expressly provided herein, all consents, approvals and other determinations to be made by the Purchasers pursuant to this Agreement and all waivers and amendments to or of any provisions in this Agreement after the Initial Closing Date shall be made the Lead Investor.

               8.15 Arbitration. Any dispute or claim arising hereunder shall be settled by arbitration. Any party may commence arbitration by sending a written notice of arbitration to the other party. The notice will state the dispute with particularity. The arbitration hearing shall be commenced thirty (30) days following the date of delivery of notice of arbitration by one party to the other, by a single neutral arbitrator appointed by the American Arbitration Association ("AAA"). The arbitration shall be conducted in Los Angeles, California in accordance with the commercial arbitration rules promulgated by AAA, and the Sellers, on the one hand, and the Purchaser, on the other, shall retain the right to cross-examine the opposing party's witnesses, either through legal counsel, expert witnesses or both. The decision of the arbitrator shall be final, binding and conclusive on all parties (without any right of appeal therefrom) and shall not be subject to judicial review. As part of his decision, the arbitrator may allocate the cost of arbitration, including fees of attorneys and experts, as he or she deems fair and equitable in light of all relevant circumstances. Judgment on the award rendered by the arbitrator may be entered in any court of competent jurisdiction.

               8.16 WAIVER OF TRIAL BY JURY. TO THE MAXIMUM EXTENT THEY MAY LEGALLY DO SO, THE PARTIES TO THIS AGREEMENT HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS AGREEMENT, OR THE OTHER ANCILLARY DOCUMENTS, OR IN ANY WAY CONNECTED WITH, OR RELATED TO, OR INCIDENTAL TO, THE DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS AGREEMENT, THE OTHER ANCILLARY DOCUMENTS, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE EXTENT THEY MAY LEGALLY DO SO, THE PARTIES TO THIS AGREEMENT HEREBY AGREE THAT ANY SUCH CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE OTHER PARTY OR PARTIES HERETO TO WAIVER OF ITS OR THEIR RIGHT TO TRIAL BY JURY.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                          SECURITIES PURCHASE AGREEMENT
                             COMPANY SIGNATURE PAGE


        IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

                                            MINDARROW SYSTEMS, INC.


                                            By:
                                               ---------------------------------
                                                   Robert Webber
                                            Title: Chief Executive Officer
                                            Address: 2120 Main Street
                                                     Suite 200
                                                     Huntington Beach, CA  92648

                          SECURITIES PURCHASE AGREEMENT
                         LEAD INVESTOR'S SIGNATURE PAGE


                                            EAST-WEST CAPITAL ASSOCIATES, INC.

                                            By:
                                               ---------------------------------
                                                   Merv Adelson
                                            Title: Chairman
                                            Address: 10900 Wilshire Blvd.
                                                     Suite 950
                                                     Los Angeles, CA  90024

                          SECURITIES PURCHASE AGREEMENT
                           PURCHASERS' SIGNATURE PAGE


                                            EASTWEST VENTURE GROUP, LLC



                                            By:
                                               ---------------------------------
                                                   Gary Adelson
                                            Title: Partner
                                            Address: 10900 Wilshire Blvd.
                                                     Suite 950
                                                     Los Angeles, CA  90024

                          SECURITIES PURCHASE AGREEMENT
                           PURCHASERS' SIGNATURE PAGE


                                       LAM FINANCIAL HOLDINGS, LTD., L.L.L.P.

                                       By:
                                          --------------------------------------
                                                      Charles Hauber
                                       Title: Authorized Signatory by Power of
                                              Attorney
                                       Address: Suite 810
                                                3600 South Yosemite Street
                                                Denver, Colorado 80237
                                                FIN -- 84-1043006

                                       Initial Investment Amount:

                                                      $250,000
                                       -----------------------------------------

                          SECURITIES PURCHASE AGREEMENT
                           PURCHASERS' SIGNATURE PAGE


                                CHESTON D. MIZEL


                                By:
                                   ---------------------------------------------
                                                   Charles Hauber
                                Title: Authorized Signatory by Power of Attorney
                                Address: Suite 810
                                         3600 South Yosemite Street
                                         Denver, Colorado 80237
                                         SS# ###-##-####

                                Initial Investment Amount:

                                                   $50,000
                                ------------------------------------------------

                                     Annex I

                                     to the

                          Securities Purchase Agreement




                                  UNDERLYING SHARES PER WARRANT UNDERLYING SHARES PER WARRANT
            WARRANTS                   AT INITIAL CLOSING            AT SECOND CLOSING
--------------------------------- ----------------------------- -----------------------------
Advisory Warrants                                      900,000                       600,000
--------------------------------- ----------------------------- -----------------------------
Consulting Warrants                                  3,600,000                     2,400,000
--------------------------------- ----------------------------- -----------------------------
Re-Set Warrants                                      1,100,000                       775,000
--------------------------------- ----------------------------- -----------------------------